Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
28.	SUBSEQUENT EVENTS

Dividends and Return of Stated Capital

On February 11, 2016, common share dividends in the amount of $2 million were declared, and a return of stated capital in the amount of $225 million was approved.

Great Lakes Power Transmission Purchase Agreement

On January 28, 2016, Hydro One reached an agreement to acquire from Brookfield Infrastructure various entities that own and control Great Lakes Power Transmission LP, an Ontario regulated electricity transmission business operating along the eastern shore of Lake Superior, north and east of Sault Ste. Marie, Ontario, for $222 million in cash, subject to customary adjustments, plus the assumption of approximately $151 million in outstanding indebtedness. The acquisition is pending a Competition Act approval as well as regulatory approval from the OEB.